NUMBER                                                            SHARES
                                                              SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS
ASB


                        FIRST EAGLE FUND OF AMERICA, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND




COMMON STOCK                                                  CUSIP 319941 10 0





This is to Certify that
_______________________________________________________________________________









is the owner of
_______________________________________________________________________________

    FULLY PAID NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF


======================FIRST EAGLE FUND OF AMERICA, INC.========================

(hereinafter called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Articles of Incorporation of the Corporation to all which the holder by acceptance hereof asserts. This Certificate is not valid until countersigned by the Transfer Agent.

     WITNESS the facsimile seal of the Corporation and the signatures of its duly authorized officers.


Dated:



/s/ Martha B. Pierce                                  /s/ Harold J. Levy
--------------------------         [SEAL}             -------------------------
SECRETARY                                             PRESIDENT

COUNTERSIGNED:
                           BISYS FUND SERVICES, INC.
                                (PITTSBURGH, PA)


BY                                                               TRANSFER AGENT



                                                           AUTHORIZED SIGNATURE

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           The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common             UNIF GIFT MIN ACT --...Custodian....
                                                            (Cust)      (Minor)
TEN ENT - as tenants by the entireties         under Uniform Gifts to Minors Act

JT TEN  - as joint tenants with right of   ....................................
          survivorship and not as tenants                 (State)
          in common

     Additional abbreviations may also be used though not in the above list.

A full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemptions of the stock of each class which the Corporation is authorized to issue will be furnished to any shareholder on request and without charge.

    For Value Received,_______________hereby sell, assign and transfer, unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
 ______________________________________
|                                      |
|______________________________________|



-------------------------------------------------------------------------------
                 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS)

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------


-------------------------------------------------------------------------Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


-----------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated____________________________________



                      _________________________________________________________
              NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
                      NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:


______________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WTH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15.